UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 22, 2007

LIBERTY STAR URANIUM & METALS CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-50071

(Commission File Number)

90-0175540

(IRS Employer Identification No.)

3024 E. Fort Lowell Road, Tucson, Arizona 85716

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 520-731-8786

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreements

On August 22, 2007, we entered into a letter of intent with Millrock Alaska LLC, a subsidiary of Millrock Resources Inc., whereby Millrock Alaska LLC will have an option to earn up to 60% interest in the Bonanza Hills Gold Property project by spending $3,500,000 in exploration work over a period of 5 years and by the issuance of 1,000,000 common shares of Millrock Resources Inc. over the same 5 year period.

Item 7.01	Regulation FD Disclosure.

On September 4, 2007, we issued a news release announcing the entering into of a letter of intent.

CW1392519.1

Item 9.01. Financial Statements and Exhibits.

10.1	Letter of Intent dated August 22, 2007 between our company and Millrock Alaska LLC, a subsidiary of Millrock Resources Inc.
99.1	News Release dated September 4, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR URANIUM & METALS CORP.

/s/ James Briscoe, President and Director

Date: September 4, 2007